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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 14, 2002


                               PHARMACOPEIA, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                                  0-27118                33-0557266
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

CN 5350, Princeton, New Jersey                                    08543-5350
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(Address of principal executive offices)                          (Zip code)

                                 (609) 452-3600
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 9.           Regulation FD Disclosure

        On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, Joseph A. Mollica, Ph.D., Chairman of the Board, President and Chief Executive Officer of the Registrant, and John J. Hanlon, Executive Vice President and Chief Financial Officer of the Registrant, provided to the Securities and Exchange Commission the certifications required by 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated by reference.


Item 7.  Financial Statements and Exhibits

                  99.1 Certification by Joseph A. Mollica, Ph.D pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report of the Registrant for the quarter ended June 30, 2002.

                  99.2 Certification by John J. Hanlon pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report of the Registrant for the quarter ended June 30, 2002.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PHARMACOPEIA, INC.

                                 By:      /s/ John J. Hanlon
                                         ---------------------------------------
                                         John J. Hanlon, Executive Vice
                                         President and Chief Financial Officer
                                         (Duly Authorized Officer)


Date:    August 14, 2002


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